Revenue	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Revenue from Contract with Customer [Abstract]
Revenue
3.	Revenue

Translational Development Agreements

On December 18, 2015, we entered into a translational development agreement with a biopharmaceutical customer for access to certain of our oncology immunosequencing research datasets, including full-time employee support, to accelerate the customer’s preclinical, nonclinical and clinical trial testing. Under the initial terms of the agreement, we could be entitled to up to $40.0 million over a period of four years, which does not include any separately negotiated research sequencing contracts. If the biopharmaceutical customer terminates the agreement prior to the end of the initial four-year research term for any reason other than a material uncured breach by us, then the biopharmaceutical partner has agreed to pay us $0.8 million. In May 2019, the agreement was subsequently amended to reduce the services provided, which in turn reduced the fourth year of eligible payments to $2.3 million.

We identified one performance obligation under this agreement, as the services were determined to be highly interrelated. We determined that any separately negotiated sequencing contracts are not performance obligations under the contract, as the contract did not contain any material rights related to such sequencing contracts. For the identified performance obligation, we assessed the work to be performed over the duration of the contract and determined that it is a consistent level of support throughout the period, and therefore, revenue has been recognized straight-line over the contract term.

Revenue recognized from this translational development agreement, excluding separately negotiated research sequencing contracts, was $2.5 million and $0.6 million in the three months ended September 30, 2018 and 2019, respectively, and $7.5 million and $1.7 million in the nine months ended September 30, 2018 and 2019, respectively.

MRD Development Agreements

We have entered into agreements with biopharmaceutical customers to further develop and commercialize clonoSEQ and the biopharmaceutical customers’ therapeutics. Under each of the agreements, we received or will receive non-refundable upfront payments and could receive substantial additional payments upon reaching certain progress milestones or achievement of certain regulatory milestones pertaining to the customers’ therapeutic and our clonoSEQ test.

Under the contracts, we identify performance obligations, which may include: (i) obligations to provide services supporting the customer’s regulatory submission activities as they relate to our clonoSEQ test; and (ii) sequencing services for customer-provided samples for their regulatory submissions. The transaction price allocated to the respective performance obligations is estimated using an adjusted market assessment approach for the regulatory support services and a standalone selling price for the estimated immunosequencing services. At contract inception, we fully constrained any consideration related to the regulatory milestones, as the achievement of such milestones is subject to third-party regulatory approval and the customers’ own submission decision-making. We recognize revenue relating to the sequencing services over time using an output method based on the proportion of sample results delivered relative to the total amount of sample results expected to be delivered and when expected to be a faithful depiction of progress. We use the same method to recognize the regulatory support services. When an output method based on the proportion of sample results delivered is not expected to be a faithful depiction of progress, we utilize an input method based on estimates of effort completed using a cost-based model.

In the three and nine months ended September 30, 2018 and in the three and nine months ended September 30, 2019, we earned $6.0 million and $2.0 million, respectively, in regulatory milestones upon the achievement of regulatory milestones by us and our respective customers’ therapeutics. All $6.0 million and $2.0 million was recognized as revenue within the respective periods, as we determined these amounts were consistent with our estimated standalone selling price and the respective performance obligations were complete. We recognized $6.1 million and $2.3 million in development revenue related to these contracts in the three months ended September 30, 2018 and 2019, respectively, and $8.0 million and $3.1 million in the nine months ended September 30, 2018 and 2019, respectively.

As of September 30, 2019, in future periods we could receive up to an additional $129.0 million in milestone payments if certain regulatory approvals are obtained by our customers’ therapeutics in connection with MRD data generated from our clonoSEQ test.

Genentech Collaboration Agreement

In December 2018, we entered into a worldwide collaboration and license agreement (“Genentech Agreement”) with Genentech, Inc. (“Genentech”) to leverage our capability to develop cellular therapies in oncology. Subsequent to receipt of regulatory approval in January 2019, we received a non-refundable upfront payment of $300.0 million in February 2019 and may be eligible to receive more than $1.8 billion over time, including payments of up to $75.0 million upon the achievement of specified regulatory milestones, up to $300.0 million upon the achievement of specified development milestones and up to $1,430.0 million upon the achievement of specified commercial milestones. In addition, we are separately able to receive tiered royalties at a rate ranging from the mid-single digits to the mid-teens on aggregate worldwide net sales of products arising from the strategic collaboration, subject to certain reductions, with aggregate minimum floors. Under the agreement, we are pursuing two product development pathways for novel T cell immunotherapies in which Genentech intends to use T cell receptors (“TCRs”) screened by our immune medicine platform to engineer and manufacture cellular medicines:

•	Shared Products. The shared products will use “off-the-shelf” TCRs identified against cancer antigens shared among patients (“Shared Products”).

•	Personalized Product. The personalized product will use patient-specific TCRs identified by real-time screening of TCRs against cancer antigens in each patient (“Personalized Product”).

Under the terms of the agreement, we granted Genentech exclusive worldwide licenses to develop and commercialize TCR-based cellular therapies in the field of oncology, including licenses to existing shared antigen data packages. Additionally, Genentech has the right to determine which product candidates to further develop for commercialization purposes. We determined that this arrangement meets the criteria set forth in ASC Topic 808, Collaborative Arrangements (“ASC 808”), because both parties are active participants in the activity and are exposed to significant risks and rewards depending on the activity’s commercial failure or success. Because ASC 808 does not provide guidance on how to account for the activities under a collaborative arrangement, we applied the guidance in ASC 606 to account for the activities related to the Genentech collaboration.

In applying ASC 606, we identified the following performance obligations at the inception of the agreement:

1.	License to utilize on an exclusive basis all TCR-specific platform intellectual property to develop and commercialize any licensed products in the field of oncology.

2.	License to utilize all data and information within each shared antigen data package and any other know-how disclosed by us to Genentech in oncology.

3.	License to utilize all private antigen TCR product data in connection with research and development activities in the field of use.

4.	License to existing shared antigen data packages.

5.	Research and development services for shared product development including expansion of shared antigen data packages.

6.	Research and development services for private product development.

7.	Obligations to participate on various joint research, development and project committees.

We determined that none of the licenses, research and development services or obligations to participate on various committees were distinct within the context of the contract given such rights and activities were highly interrelated and there was substantial additional research and development to further develop the licenses. We considered factors such as the stage of development of the respective existing antigen data packages, the subsequent development that would be required to both identify and submit a potential target for investigational new drug acceptance under both product pathways and the variability in research and development pathways given Genentech’s control of product commercialization. Specifically, under the agreement, Genentech is not required to pursue development or commercialization activities pertaining to both product pathways and may choose to proceed with one or the other as opposed to both. Accordingly, we determined that all of the identified performance obligations were attributable to one general performance obligation, which is to further the development of our TCR-specific platform, including data packages, and continue to make our TCR identification process available to Genentech to pursue either product pathway.

Separately, we have a responsibility to Genentech to enter into a supply and manufacturing agreement for patient specific TCRs as it pertains to any Personalized Product therapeutic. We determined this was an option right of Genentech should they pursue commercialization of a Personalized Product therapy. Because of the uncertainty as a result of the early stage of development, the novel approach of our collaboration with Genentech and our rights to future commercial milestones and royalty payments, we determined that this option right was not a material right that should be accounted for at inception. As such, we will account for the supply and manufacturing agreement when entered into between the parties.

We determined the initial transaction price shall be made up of only the $300.0 million upfront, non-refundable payment, as all potential regulatory and development milestone payments were probable of significant revenue reversal since their achievement was highly dependent on factors outside our control. As a result, these payments were fully constrained and were not included in the transaction price as of September 30, 2019. We excluded the commercial milestones and potential royalties from the transaction price as those items relate predominantly to the license rights granted to Genentech and will be assessed when and if such events occur.

As there are potential substantive developments necessary, which Genentech may be able to direct, we determined that we would apply a proportional performance model to recognize revenue for our performance obligation. We measure proportional performance using an input method based on costs incurred relative to the total estimated costs of research and development efforts to pursue both the Shared Product and Personalized Product pathways. We currently expect to recognize the revenue over a period of approximately seven to eight years from the effective date. This estimate of the research and development period considers pursuit options of development activities supporting both the Shared Product and the Personalized Product, but may be reduced or increased based on the various activities as directed by the joint committees, decisions made by Genentech, regulatory feedback or other factors not currently known.

We recognized revenue of $11.4 million and $26.2 million for the three and nine months ended September 30, 2019, respectively, related to the Genentech collaboration. Costs related to the Genentech collaboration are included in research and development expenses.

3.	Revenue

We disaggregate our revenue from contracts with customers by type of service, as we believe this best depicts how the nature, amount, timing, and uncertainty of our revenue and cash flows are affected by economic factors. The following table presents our revenue disaggregated by type of products and services (in thousands):

	December 31,
	2017	2018
Sequencing revenue	$22,759	$32,978
Development revenue:
Development support	15,689	12,685
Regulatory milestones	—	10,000

Total development revenue	15,689	22,685

Total revenue	$38,448	$55,663

Translational Development Agreements

On December 18, 2015, we entered into a translational development agreement with a biopharmaceutical customer for access to certain of our oncology immunosequencing research datasets, including full-time employee support, to accelerate the customers preclinical, nonclinical and clinical trial testing. Under the terms of the agreement we could be entitled to up to $40.0 million over a period of four years which does not include any separately negotiated research sequencing contracts. If the biopharmaceutical customer terminates the agreement prior to the end of the initial four-year research term for any reason other than a material uncured breach by us, then the biopharmaceutical partner has agreed to pay us $0.8 million.

We identified one performance obligation under this agreement, as the services were determined to be highly interrelated. We determined that any separately negotiated sequencing contracts are not performance obligations under the contract as the contract did not contain any material rights related to such sequencing contracts. For the identified performance obligation, we assessed the work to be performed over the duration of the contract and determined that it is a consistent level of support throughout the period, therefore revenue has been recognized straight line over the contract term.

Revenue recognized from this translational development agreement, excluding separately negotiated research sequencing contracts, was $10.0 million and $9.3 million for the years ended December 31, 2017 and 2018, respectively.

In 2017, we entered into an agreement with a customer to provide services to accelerate their research initiatives. We identified one performance obligation under the agreement, as the services were determined to be highly interrelated. We determined that any separately negotiated sequencing contracts are not performance obligations under the contract, as the contract did not contain any material rights related to such sequencing contracts. Revenue recognized from this agreement, excluding sequencing revenue, was $0.6 million for each of the years ended December 31, 2017 and 2018.

MRD Development Agreements

In 2017 and 2018, we entered into agreements with biopharmaceutical customers to further develop and commercialize clonoSEQ and the biopharmaceutical customers’ therapeutics. Under each of the agreements, we received or will receive non-refundable upfront payments and could receive substantial additional payments upon reaching certain progress milestones or achievement of certain regulatory milestones pertaining to the customers’ therapeutic and our clonoSEQ test.

Under the contracts, we identify performance obligations, which may include: (i) obligations to provide services supporting the customer’s regulatory submission activities as they relate to our clonoSEQ test; and (ii) sequencing services for customer-provided samples for their regulatory submissions. The transaction price allocated to the respective performance obligations is estimated using an adjusted market assessment approach for the regulatory support services and a standalone selling price for the estimated immunosequencing services. At contract inception we fully constrained any consideration related to the regulatory milestones, as the achievement of such milestones is subject to third-party regulatory approval and the customers’ own submission decision-making. We recognize revenue relating to the sequencing services over time using an output method based on the proportion of sample results delivered relative to the total amount of sample results expected to be delivered and when expected to be a faithful depiction of progress. We use the same method to recognize the regulatory support services. When an output method based on the proportion of sample results delivered is not expected to be a faithful depiction of progress, we utilize an input method based on estimates of effort completed using a cost-based model.

In 2018, we earned $10.0 million in regulatory milestones upon the achievement of the regulatory milestones by us and our respective customers’ therapeutics. All $10.0 million was recognized as revenue as we determined these amounts were consistent with our estimated standalone selling price and the respective performance obligations were complete. We recognized $5.1 million and $12.8 million in development revenue related to these contracts in 2017 and 2018, respectively.

As of December 31, 2018, in future periods we could receive up to an additional $99.5 million in milestone payments if certain regulatory approvals are obtained by our customers’ therapeutics in connection with MRD data generated from our clonoSEQ test.

Genentech Collaboration Agreement

In December 2018, we entered into a collaboration with Genentech to leverage our capability to develop cellular therapies in oncology. Subsequent to receipt of regulatory approval in January 2019, we received an upfront payment of $300.0 million in February 2019 and may be eligible to receive more than $1.8 billion over time, including payments of up to $75.0 million upon the achievement of specified regulatory milestones, up to $300.0 million upon the achievement of specified development milestones, and up to $1.4 billion upon the achievement of specified commercial milestones. In addition, we are eligible to receive tiered royalties at a rate ranging from the mid-single digits to the mid-teens on aggregate worldwide net sales of products arising from the collaboration, subject to certain reductions, with aggregate minimum floors.